Exhibit 99.1
Form 8-K/A
Bio-Path Holdings, Inc.
File No. 333-105075

AUDITED FINANCIAL STATEMENTS OF BIO-PATH, INC.
[A Development State Company]

BIO-PATH,  INC.
[A Development State Company]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Bio-Path, Inc.

We have audited the accompanying balance sheet of Bio-Path, Inc. [a development stage company] as of December 31, 2007, and the related statements of operations, stockholders' equity, and cash flows for the period ended December 31, 2007. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bio-Path, Inc., as of December 31, 2007, and the results of their operations and their cash flows for the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Mantyla McReynolds
Salt Lake City, Utah
May 16, 2008

BIO-PATH, INC.
(A Development Stage Company)

BALANCE SHEET

		31-Dec-07
ASSETS

	Current assets
	Cash	$1,219,358
	Restricted cash	208,144
	Other current assets	27,434

	Total current assets	1,454,936

	Other assets
	Technology license	2,554,167
	Less Accumulated Amortization	(27,551)
		2,526,616

	TOTAL ASSETS	$3,981,552

LIABILITIES & SHAREHOLDERS' EQUITY

	Current liabilities
	Accounts payable	21,998
	Escrow cash payable	208,144
	Accrued expense	8,175

	Total current liabilities	238,317

	Long term debt	-

	TOTAL LIABILITIES	238,317

	Shareholders' Equity
	Preferred Stock, $.001 par value
	10,000,000 shares authorized, no shares issued and outstanding
	Common Stock, $.001 par value, 100,000,000 shares authorized	15,484
	15,484,050 shares issued and outstanding
	Additional paid in capital	4,009,148
	Accumulated deficit during development stage	(281,397)

	Total shareholders' equity	3,743,235

	TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,981,552

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BIO-PATH, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM INCEPTION (MAY 2007) THROUGH DECEMBER 31, 2007

		From inception
		05/10/07 to
		12/31/07

Revenue		$-

Operating expenses

	Research and development	8,175
	General & administrative	271,280
	Amortization	27,551

	Total operating expenses	307,006

Net operating loss		$(307,006)

Other income
	Interest income	25,609
Total Other Income		25,609

Net Loss		$(281,397)

Loss per share

Net loss per share, basic and diluted		$(0.03)

Basic and diluted weighted average number
of common shares outstanding		10,937,071

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BIO-PATH, INC.
(A Development Stage Company)

STATEMENT OF SHAREHOLDERS' EQUITY
For The Period From Inception (May 2007) Through December 31, 2007

				Additional
		Common Stock		Paid in	Accumulated
Date	Description	Shares	Amount	Capital	Deficit	Total

May-07	Common stock issued for cash	6,480,994	$6,481	$-	$-	$6,481

Jun-07	Common stock issued for cash	25,000	25			25

	2nd Quarter fund raising expense			(26,773)		(26,773)

	Net loss 2nd Quarter 2007				(56,210)	(56,210)

Balances at June 30, 2007		6,505,994	6,506	(26,773)	(56,210)	(76,477)

Aug-07	Common stock issued for cash in seed round	3,975,000	3,975	989,775		993,750

Aug-07	Common stock issued for cash in second round	1,333,334	1,333	998,667		1,000,000

Aug-07	Common stock issued to Placement Agent for services	530,833	531	198,844		199,375

	3rd Quarter fund raising expense			(441,887)		(441,887)

	Net loss 3rd Quarter 2007				(81,986)	(81,986)

Balances at September 30, 2007		12,345,161	12,345	1,718,626	(138,196)	1,592,775

Nov-07	Common stock issued MD Anderson for License	3,138,889	3,139	2,351,028		2,354,167

	4th Quarter fund raising expense			(60,506)		(60,506)

	Net loss 4th Quarter 2007				(143,201)	(143,201)

Balances at December 31, 2007		15,484,050	$15,484	$4,009,148	$(281,397)	$3,743,235

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BIO-PATH, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOW

FOR THE PERIOD FROM INCEPTION (MAY 2007)
TO DECEMBER 31, 2007
		From inception
		05/10/2007 to
		12/31/2007
CASH FLOW FROM OPERATING ACTIVITIES
Net loss		$(281,397)
Adjustments to reconcile net loss
to net cash used in operating activities
Amortization		27,551
(Increase) decrease in assets
	Restricted escrow cash	(208,144)
	Other current assets	(27,434)
Increase (decrease) in liabilities
	Accounts payable and accrued expenses	30,173
	Escrow cash payable	208,144
	Net cash used in operating activities	(251,107)
INVESTING ACTIVITIES
Purchase of exclusive license		(200,000)
	Net cash used in investing activities	(200,000)
FINANCING ACTIVITIES
Proceeds from convertible notes		435,000
Cash repayment of convertible notes		(15,000)
Net proceeds from sale of common stock		1,250,465
	Net cash from financing activities	1,670,465
NET INCREASE (DECREASE) IN CASH		1,219,358
Cash, beginning of period		-
Cash, end of period		$1,219,358
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for
Interest		$-
Income taxes		$-
Non-cash financing activities
Common stock issued upon conversion
of convertible notes		$420,000
Common stock issued to Placement Agent		199,375
Common stock issued to M. D. Anderson for technology license		2,354,167

SEE ACOMPANYING NOTES TO FINANCIAL STATEMENTS

Bio-Path, Inc.
(A Development Stage Company)

Notes to Financial Statements
December 31, 2007

1.	Organization and Business

Bio-Path, Inc. (“Bio-Path” or the “Company”) is a development stage company founded with technology from The University of Texas, M. D. Anderson Cancer Center (“MD Anderson”) dedicated to developing novel cancer drugs under an exclusive license arrangement.  The Company has drug delivery platform technology with composition of matter intellectual property that enables systemic delivery of antisense, small interfering RNA (“siRNA”) and small molecules for treatment of cancer.  In addition to its existing technology under license, the Company expects to have agreements with MD Anderson, which in addition to a close working relationship with key members of the University’s staff, will provide Bio-Path with a strong pipeline of promising drug candidates on a continuing basis.  Bio-Path expects the program with MD Anderson to enable the Company to broaden its technology to include cancer drugs other than antisense and siRNA.

Bio-Path believes that its core technology, if successful, will enable it to be at the center of emerging genetic and molecular target-based therapeutics that require systemic delivery of DNA and RNA-like material.  In total, including the siRNA technology, the Company expects to have up to eight (8) drug candidates under license at various stages of development.  The Company’s two lead drug candidates treat chronic myelogenous leukemia and follicular lymphoma, and if successful, could potentially be used in treating many other indications of cancer.  These two lead drug candidates will be ready for clinical trials after receiving an investigational new drug (“IND”) status from the FDA.  The Company has filed an IND application for its lead drug candidate.

The Company was founded in May of 2007 as a Utah corporation.  The Company’s operations to date have been limited to organizing and staffing the Company, acquiring, developing and securing its technology and undertaking product development for a limited number of product candidates. As the Company has not begun its planned principal operations of commercializing a product candidate, the accompanying financial statements have been prepared in accordance with principles established for development stage enterprises.

2.	Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk -- Financial instruments that potentially subject the Company to a significant concentration of credit risk consist of cash.  The Company maintains its cash balances with one major commercial bank.  The balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  As a result, $1,119,358 of the Company’s cash balances are not covered by the FDIC.

Intangible Assets/Impairment of Long-Lived Assets -- As of December 31, 2007, Other Assets totals $2,526,616 for the Company’s two technology licenses, comprised of $2,554,167 in original value acquiring the Company’s technology licenses less accumulated amortization of $27,551.  The original value consists of $200,000 in cash paid to MD Anderson plus 3,138,889 shares of common stock granted to MD Anderson valued at $2,354,167.  This value is being amortized over a fifteen year (15 year) period from November 7, 2007, the date that the technology licenses became effective.  The Company accounts for the impairment and disposition of its long-lived assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  In accordance with SFAS No. 144, long-lived assets are reviewed for events of changes in circumstances which indicate that their carrying value may not be recoverable.  The Company estimates that approximately $170,000 will be amortized per year for each future year until approximately 2022.

Research and Development Costs -- Costs and expenses that can be clearly identified as research and development are charged to expense as incurred in accordance with SFAS No. 2, “Accounting for Research and Development Costs.”

Stock-Based Compensation -- The Company currently does not have any stock options or warrants outstanding.

Net Loss Per Share – In accordance with SFAS No. 128, Earnings Per Share, and SEC Staff Accounting Bulletin (“SAB”) No. 98, basic net loss per common share is computed by dividing net loss for the period by the weighted average number of common shares outstanding during the period.  Under SFAS No. 128, diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and common equivalent shares, such as stock options and warrants, outstanding during the period.   However, there were no common stock equivalents outstanding as of December 31, 2007.

Comprehensive Income -- Comprehensive income (loss) is defined as all changes in a company’s net assets, except changes resulting from transactions with shareholders.  At December 31, 2007, the Company has no reportable differences between net loss and comprehensive loss.

Use of Estimates -- The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and accompanying notes. On an ongoing basis, the Company evaluates its estimates and judgments, which are based on historical and anticipated results and trends and on various other assumptions that the Company believes to be reasonable under the circumstances. By their nature, estimates are subject to an inherent degree of uncertainty and, as such, actual results may differ from the Company’s estimates.

Income Taxes -- The Company accounts for income taxes under FASB Statement No. 109, Accounting for Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

New Accounting Pronouncements -- In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, “Fair Value Measurements.”  SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements.  SFAS No. 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting.  As such, SFAS No. 157 applies to all other accounting pronouncements that require (or permit) fair value measurements, except for the measurement of share-based payments.  SFAS No. 157 does not apply to accounting standards that require (or permit) measurements that are similar to, but not intended to represent, fair value.  Fair value, as defined in SFAS No. 157, is the price to sell an asset or transfer a liability and therefore represents an exit price, not an entry price.  The exit price is the price in the principal market in which the reporting entity would transact.  Further, that price is not adjusted for transaction costs.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years except for certain nonfinancial assets and nonfinancial liabilities which have been deferred one year.  SFAS No. 157 will be applied prospectively as of the beginning of the fiscal year in which it is initially applied.  We do not expect adoption of SFAS No. 157 to be material to our financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.”  SFAS No. 159 allows entities to voluntarily choose, at specified election dates, to measure many financial assets and financial liabilities at fair value.  The election is made on an instrument-by-instrument basis and is irrevocable.  If the fair value option is elected for an instrument, SFAS No. 159 specifies that all subsequent changes in fair value for that instrument shall be reported in earnings.  SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  We do not anticipate a material impact upon adoption of SFAS No. 159.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations.”  SFAS No. 141(R) changes the accounting for and reporting of business combination transactions in the following way:  Recognition with certain exceptions, of 100% of the fair values of assets acquired, liabilities assumed, and non controlling interests of acquired businesses; measurement of all acquirer shares issued in consideration for a business combination at fair value on the acquisition date; recognition of contingent consideration arrangements at their acquisition date fair values, with subsequent changes in fair value generally reflected in earnings; recognition of pre-acquisition gain and loss contingencies at their acquisition date fair value; capitalization of in-process research and development (IPR&D) assets acquired at acquisition date fair value; recognition of acquisition-related transaction costs as expense when incurred; recognition of acquisition-related restructuring cost accruals in acquisition accounting only if the criteria in Statement No. 146 are met as of the acquisition date; and recognition of changes in the acquirer’s income tax valuation allowance resulting from the business combination separately from the business combination as adjustments to income tax expense.  SFAS No. 141(R) is effective for the first annual reporting period beginning on or after December 15, 2008 with earlier adoption prohibited.  The adoption of SFAS No. 141(R) will affect valuation of business acquisitions made in 2009 and forward.

In December 2007, the FASB issued SFAS No. 160 "Non-controlling Interest in Consolidated Financial Statements – an Amendment of ARB 51" (SFAS 160).  SFAS 160 clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  It also requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the non-controlling interest, and requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest.  SAFS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Earlier adoption is prohibited.  We do not anticipate a material impact upon adoption.

In March 2008, the FSAB issued FASS No. 161, “Disclosures about Derivative Instruments and Hedging Asctivities.”  SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  We do not anticipate a material impact upon adoption.

3.    Restricted Cash

As of December 31, 2007, Current Assets included $208,144 of restricted cash.  This represented funds deposited in an escrow account pursuant to an ongoing placement memorandum for the sale of the Company’s common stock.  Since the conditions of the offering required that a minimum of $500,000 of common stock be sold to enable closing of the round and release of the funds to the Company, the $208,144 was classified as a Current Liability on the December 31, 2007 Balance Sheet.  Subsequently, in February of 2008 these funds were released to the Company when the private placement sales of common stock exceeded the $500,000 minimum.

4.    Convertible Debt

The Company issued $435,000 in notes convertible into common stock at a rate of $.25 per common share.  As of December 31, 2007, $15,000 of the convertible notes had been repaid in cash and $420,000 of the convertible notes had been converted into 1,680,000 shares of Bio-Path common stock and were included in the seed round completed in August of 2007.  No interest was recorded because interest was nominal prior to conversion.  No beneficial conversion feature existed as of the debt issuance date since the conversion rate was greater than or equal to the fair value of the common stock on the issuance date.

5.	Stockholders’ Equity

Issuance of Common Stock– In May and June of 2007, the Company issued 6,505,994 shares of common stock for $6,506 in cash to founders of the Company.  In August of 2007, the Company issued 3,975,000 shares of common stock for $993,750 in cash to investors in the Company pursuant to a private placement memorandum.  In August of 2007 the Company issued an additional 1,333,334 shares of common stock for $1,000,000 in cash to investors in the Company pursuant to a second round of financing.  The Company issued 530,833 in common stock to the Placement Agent as commission for the shares of common stock sold to investors.  In November of 2007, the Company issued 3,138,889 shares in common stock to MD Anderson as partial consideration for its two technology licenses from MD Anderson.

6.            Commitments and Contingencies

Technology License - The Company has executed an exclusive license from MD Anderson to develop drug delivery technology for siRNA and antisense drug products.  This license requires, among other things, the Company to reimburse MD Anderson for ongoing patent expense.  The Company estimates these expenses will total approximately $300,000.  The Company estimates that it will be required to pay patent expenses at the minimum rate of $25,000 per quarter.

7.	Income Taxes

At December 31, 2007, the Company has a net operating loss carryforward for Federal income tax purposes of $278,214 that expires in 2027. The full amount of the benefit of $97,373 (35% of net operating loss) associated with the carryforward has been reserved and not recognized because realization of that benefit cannot be estimated at this time.  The current year change in the valuation allowance is $97,373.

Reconciliation between income taxes at the statutory tax rate (35%) and the actual income tax provision for continuing operations follows:

Operating Loss	$(281,397)
Statutory Rate	x 35%
Expected Tax Benefit	(98,487)
Effects of:
Other	1,114
Increase in valuation allowance	97,373
Reported Provision/(Benefit)	$0

8.    Subsequent Events

In February of 2008, the Company issued 1,579,400 shares of common stock for $1,579,400 in cash to investors in the Company pursuant to a private placement memorandum.

In February of 2008, Bio-Path completed a reverse merger with Ogden Golf Co. Corporation, a public company traded over the counter that has no current operations.  The name of Ogden Golf will be changed to Bio-Path Holdings, Inc. and the directors and officers of Bio-Path, Inc. will become the directors and officers of Bio-Path Holdings, Inc.  Bio-Path has become a publicly traded company (symbol BPTH) as a result of this merger.

In April of 2008 the Company made stock option grants for services over the next three years to purchase in the aggregate 1,615,000 shares of the Company’s common stock.  Terms of the stock option grants require, among other things, that the individual continues to provide services over the vesting period of the option, which is four or five years from the date that each option granted to the individual becomes effective.  The exercise price of the options is $0.90 a share.  None of the stock option grants are for current officers of the Company.  In April of 2008 the Company awarded warrants for services to purchase in the aggregate 85,620 shares of the Company’s common stock.  The exercise price is $0.90 a share.  In April of 2008, the Company issued 200,000 shares of the Company’s common stock to a firm in connection with introducing Bio-Path, Inc. to its merger partner Ogden Golf Co. Corporation.